Exhibit 10.10

PARTICIPATION, REGISTRATION RIGHTS

AND COORDINATION AGREEMENT

by and among

Broadcasting Media Partners, Inc.

Broadcast Media Partners Holdings, Inc.

Umbrella Acquisition, Inc.

and

Certain Persons who will be Stockholders of Broadcasting Media Partners, Inc.

Dated as of March 29, 2007

8.	LEGENDS		31

	8.1	Restrictive Legend	31

	8.2	Stop Transfer Instruction	32

	8.3	Transfer of Common Stock	32

9.	DEFINITIONS		32

	9.1	Certain Matters of Construction	32

	9.2	Definitions	33

10.	MISCELLANEOUS		45

	10.1	Authority: Effect	45

	10.2	Notices	45

	10.3	Binding Effect, Etc	48

	10.4	Descriptive Heading	48

	10.5	Counterparts	48

	10.6	Severability	48

	10.7	No Recourse	48

	10.8	Aggregation of Shares	49

	10.9	Obligations of Company, Midco and Opco	49

	10.10	Tacking	49

11.	GOVERNING LAW		49

	11.1	Governing, Law	49

	11.2	Consent to Jurisdiction	49

	11.3	WAIVER OF JURY TRIAL	50

	11.4	Exercise of Rights and Remedies	50

EXECUTION COPY

PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

This Participation, Registration Rights and Coordination Agreement (the “Agreement”) is made as of March 29, 2007 by and among:

(i)	Broadcasting Media Partners, Inc., a Delaware corporation (f/k/a Umbrella Holdings, LLC, and together with its successors and permitted assigns, the “Company”);

(ii)	Broadcast Media Partners Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, “Midco”);

(iii)	Umbrella Acquisition, Inc., a Delaware corporation (“Acquisition Sub”); and

(iv)	each Person executing this Agreement as a Principal Investor (collectively with their Permitted Transferees and so long as they are members of a Principal Investor Group, the “Principal Investors”);

(v)	each Person executing this Agreement as a Bank Investor (collectively with their Permitted Transferees, the “Bank Investors”);

(vi)	each Person executing this Agreement as an Other Investor (collectively with their Permitted Transferees and with Persons who executed this Agreement as Principal Investors who have ceased to be members of a Principal Investor Group, the “Other Investors” and, together with the Principal Investors and the Bank Investors, the “Investors”); and

(vii)	each Person executing this Agreement and listed as a Manager on the signature pages hereto and such other Persons, if any, that from time to time become party hereto as Managers (collectively, the “Managers” and together with the Investors, the “Holders”).

RECITALS

1. Each of the Company, Midco and Acquisition Sub, has been formed for the purpose of engaging in a transaction in which Acquisition Sub will be merged with and into Univision Communications Inc. (“Univision”), with Univision surviving (the “Merger”) pursuant to an Agreement and Plan of Merger between the Company, Acquisition Sub and Univision dated as of June 26, 2006 (as amended from time to time, the “Merger Agreement”). The rights and obligations of “Opco” hereunder shall refer to the rights and obligations of Acquisition Sub at all times prior to the consummation of the Merger, and thereafter shall refer to the rights and obligations of Univision, as a successor entity to Acquisition Sub, and its successors and permitted assigns.

2. On the date hereof, certain Holders and certain other investors will, in exchange for cash, acquire Class A Stock and Class L Stock from the Company and Preferred Stock from Midco. The cash proceeds received by the Company in exchange for such Class A Stock and Class L Stock are referred to as the “Class A and L Proceeds”. The cash proceeds received by Midco in exchange for such Preferred Stock are referred to collectively with the Class A and L Proceeds as the “Proceeds”. Prior to the Closing (as defined below), the Company will contribute all the Class A and L Proceeds and all the issued and outstanding common stock of Acquisition Sub to Midco in exchange for common stock of Midco, and the Company will thereby hold all of the issued and outstanding common stock of Midco, and Acquisition Sub will thereby become a wholly owned subsidiary of Midco. Thereafter, Midco will contribute all the Proceeds to Acquisition Sub.

3. Upon the Closing, shares of common stock of Acquisition Sub shall be automatically converted into shares of common stock of Univision, and Midco will thereby hold all of the issued and outstanding common stock of Univision.

4. Immediately following the Closing, the Common Stock, the Preferred Stock and all Options (as defined below) will be held as set forth on Schedule I hereto.

5. In connection with the acquisition of such securities, the Company, Midco, Opco, the Holders and certain other stockholders of the Company and Midco have entered into a stockholders agreement dated as of the date hereof (as in effect from time to time, the “Stockholders Agreement”).

6. The parties believe that it is in the best interests of the Company, Midco, Opco and the Holders to set forth their agreements on certain matters.

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

AGREEMENT

Therefore, the parties hereto hereby agree as follows:

1. EFFECTIVENESS; DEFINITIONS.

1.1 Closing. This Agreement shall become effective upon the initial issuance of Stock to the Holders in anticipation of the consummation of the closing under the Merger Agreement (the “Closing”).

1.2 Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 9 hereof.

2. RIGHT OF PARTICIPATION. Subject to Section 2.3, the Company shall not, and shall not permit any direct or indirect subsidiary of the Company (the Company and each such subsidiary, an “Issuer”) to, issue or sell any shares of any of the Company’s or its subsidiaries’ capital stock or any securities convertible into or exchangeable for any shares of their respective capital stock, issue or grant any Convertible Securities for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of their respective capital stock or any stock or securities convertible into or exchangeable for any shares of their respective capital stock, in each case, to any Person (each an “Issuance” of “Subject Securities”), except in compliance with the provisions of Section 2.1 or Section 2.2.

2.1 Right of Participation.

2.1.1 Offer. Not fewer than fifteen (15) business days prior to the consummation of an Issuance, a notice (the “Participation Notice”) shall be furnished by the Issuer to each holder of record of Participation Shares (the “Participation Offerees”). The Participation Notice shall include:

(a) the principal terms and conditions of the proposed Issuance, including (i) the amount, kind and terms of the Subject Securities to be included in the Issuance, (ii) the number of Equivalent Shares represented by such Subject Securities (if applicable), (iii) the percentage of the total Purchase Price Value of Shares outstanding immediately prior to giving effect to such Issuance which the Purchase Price Value of Participation Shares held by such Participation Offeree constitutes (the “Participation Portion”) based on the Issuer’s books and records, (iv) the maximum and minimum cash price (including if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities, (v) the proposed manner of issuance, (vi) the name and address of the Person(s) to whom the Subject Securities are proposed to be issued (the “Prospective Subscriber”) and (vii) if known, the proposed Issuance date; and

(b) an offer by the Issuer to issue to such Participation Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participation Offeree (not to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance), on the same terms and conditions, with respect to each unit of Subject Securities as each of the Prospective Subscribers is contemplated to be issued in the Issuance.

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

2.1.2 Exercise.

(a) General. Each Participation Offeree desiring to accept the offer contained in the Participation Notice shall accept such offer by furnishing a written notice of such acceptance to the Issuer within ten (10) business days after the date of delivery of the Participation Notice specifying the amount of Subject Securities (not in any event to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance) which such Participation Offeree desires to be issued to it (each such accepting Participation Offeree, a “Participating Buyer”). Each Participation Offeree who does not accept such offer in compliance with the above requirements, including the applicable time periods, shall be deemed to have waived all of such Participation Offeree’s rights to participate in such Issuance, and the Issuer shall thereafter be free to issue Subject Securities in such Issuance to the Prospective Subscriber and any Participating Buyers, at a prices no less than the minimum price set forth in the Participation Notice and on other principal terms not substantially more favorable to the Prospective Subscriber and the Participating Buyer than those set forth in the Participation Notice, without any further obligation to such non-accepting Participation Offerees pursuant to this Section 2. To the extent that any Participation Offeree does not offer to purchase its full Participation Portion of the Subject Securities, any such Subject Securities shall be offered to those Participating Buyers who have offered to purchase their full Participation Portion, pro rata in accordance with the Purchase Price Value of Participation Shares held by such Participating Buyers. Each such Participating Buyer shall provide notice to the Issuer within two (2) business days of receipt of the offer from the Issuer if it wishes to purchase all or any portion of such Subject Securities.

(b) Change in Offer Terms. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such Issuance pursuant to this Section 2.1; provided, however, that in such case of a separate Participation Notice, the applicable period to which reference is made in the first sentence of Section 2.1.1, in the first sentence of Section 2.1.2(a) and in the last sentence of Section 2.1.2(a) shall be three (3) business days, two (2) business days and one (1) business day, respectively.

(c) Irrevocable Acceptance. The acceptance of each Participating Buyer shall be irrevocable except as provided in this Section 2.1.2(c) and Section 2.1.4, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities issued, as the Prospective Subscriber, at a cash price not in excess of the maximum price set forth in the Participation Notice and on other principal terms not substantially less favorable to the Participating Buyer than those set forth in the Participation Notice, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer’s written commitment. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be higher than the maximum price set forth in the Participation Notice or the other principal terms shall be substantially less favorable to the Prospective Subscriber than those set forth in the Participation Notice, the acceptance by each Participating Buyer shall be deemed to be revoked, and it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such Issuance pursuant to this Section 2.1; provided, however, that in such case of a separate Participation Notice, the applicable period to which reference is made in the first sentence of Section 2.1.1, in the first sentence of Section 2.1.2(a) and in the last sentence of Section 2.1.2(a) shall be three (3) business days, two (2) business days and one (1) business day, respectively.

(d) Time Limitation. If at the end of the 270th day after the date of the effectiveness of the Participation Notice the Issuer has not completed the Issuance (unless the failure to complete such Issuance resulted directly from any failure by the FCC to consent to such Issuance; provided, that such consent is received within one hundred and eighty (180) days of such 270th day), each Participating Buyer shall be released from such Participating Buyer’s obligations under the written commitment, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such Issuance pursuant to this Section 2.1; provided, however, that in such case of a separate Participation Notice on substantially the same terms and conditions, the applicable period to which reference is made in the first sentence of Section 2.1.1, in the first sentence of Section 2.1.2(a) and in the last sentence of Section 2.1.2(a) shall be three (3) business days, two (2) business days and one (1) business day, respectively.

2.1.3 Other Securities. The Issuer may condition the participation of the Participation Offerees in an Issuance upon the purchase by such Participation Offerees of any securities (including debt securities) other than Subject Securities (“Other Securities”) in the event that the participation of the Prospective Subscriber in such Issuance is so conditioned and the principal terms and conditions of such Other Securities are described in the Participation Notice. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the Other Securities being acquired by the Prospective Subscriber in the Issuance bears to the Subject Securities being acquired by the Prospective Subscriber in the Issuance, on the same terms and conditions, as to each unit of Other Securities to be issued to the Prospective Subscriber in the Issuance.

2.1.4 Certain Legal Requirements. In the event that the participation in the Issuance by a Participation Offeree as a Participating Buyer would require under applicable law (a) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities where such registration or qualification is not otherwise required for the Issuance or (b) the provision to any participant in the Issuance of any specified information regarding the Company or any of its subsidiaries or the Subject or Other Securities that is not otherwise required to be provided for the Issuance, such Participation Offeree shall not have the right to participate in the Issuance. Without limiting the generality of the foregoing, it is understood and agreed that neither the Company nor the Issuer shall be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.

2.1.5 Further Assurances. Each Participating Buyer shall take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable to expeditiously consummate each Issuance pursuant to this Section 2.1, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise reasonably cooperating with the issuer and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer agrees to execute and deliver such subscription and other agreements specified by the Issuer to which the Prospective Subscriber will be party, the form of which is materially consistent with the form provided to such Participating Buyer with the Participation Notice, or is otherwise reasonably acceptable to such Participating Buyer. In connection with any FCC approval required with regards to any Issuance, the Issuer shall file such FCC applications as it is required to file in order to obtain such FCC approval, and each Participating Buyer shall cooperate with the Issuer and promptly provide it with any and all information necessary or as otherwise reasonably requested by the Issuer to complete the filing of such applications and to obtain such FCC approval. The Issuer shall use its reasonable best efforts to obtain such FCC approval, including (a) diligently prosecuting such applications, including opposing any petitions to deny, or other objections filed with respect to, such FCC applications, and (b) promptly taking all other actions reasonably requested by the Participating Buyers as necessary, desirable and/or appropriate to facilitate obtaining such FCC approval. Without limitation to the above, upon prior written request from a Participating Buyer, the Issuer shall convert any voting securities to be issued to such Participating Buyer into non-voting securities immediately prior to such issuance.

2.1.6 Expenses. All costs and expenses incurred by (i) the Issuer, and (ii) the Principal Investor Groups, in connection with any proposed Issuance of Subject Securities (whether or not consummated), including all attorney’s fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company or the Issuer. In addition, all fees and charges of one attorney representing the Participating Buyers (other than the Principal Investor Group) shall be paid by the Company or the Issuer.

2.1.7 Closing. The closing of an Issuance pursuant to Section 2.1 shall take place (a) on the proposed date of Issuance, if any, set forth in the Participation Notice (provided that consummation of any Issuance may be extended beyond such date to the extent necessary to obtain any applicable governmental approval or other required approval or to satisfy other conditions), (b) if no proposed Issuance date was required to be specified in the Participation Notice, at such time as the Issuer shall specify by notice to each Participating Buyer; provided that no individual Participating Buyer shall be required, without its consent, to close its particular transaction prior to the date that is fifteen business days after the Issuer issues the applicable Participation Notice and (c) at such place as the Issuer shall specify by notice to each Participating Buyer. At the closing of any Issuance under this Section 2.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities and, if applicable, Other Securities) to be issued to such Participating Buyer, registered in the name of such Participating Buyer or such holder’s designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

2.2 Post-Issuance Notice. Notwithstanding the requirements of Section 2.1, the Issuer may proceed with any Issuance prior to having complied with the provisions of Section 2.1; provided that the Issuer shall:

(a) provide to each holder of Shares who would have been a Participation Offeree in connection with such Issuance (i) with prompt notice of such Issuance and (ii) the Participation Notice described in Section 2.1.1 in which the actual price per unit of Subject Securities and, if applicable, actual Price Per Equivalent Share shall be set forth;

(b) offer to issue to such holder of Shares such number of securities of the type issued in the Issuance as may be requested by such holder of Shares, not to exceed the Participation Portion that such holder of Shares would have been entitled to pursuant to Section 2.1 multiplied by the sum of (a) the number of Subject Securities included in the Issuance and (b) the maximum aggregate number of shares issuable pursuant to this Section 2.2 with respect to such Issuance, on the same economic terms and conditions with respect to such securities as the subscribers in the Issuance received; and

(c) keep such offer open for a period of fifteen (15) business days, during which period, each such holder may accept such offer by sending a written acceptance to the Issuer committing to purchase an amount of such securities (not in any event to exceed the Participation Portion that such holder would have been-entitled to pursuant to Section 2.1 multiplied by the sum of (a) the number of Subject Securities included in such issuance and (b) the aggregate number of shams issued pursuant to this Section 2.2 with respect to such Issuance). The closing of any such transaction shall occur at such time as the Issuer specifies, but in any event not prior to the date that is fifteen (15) business days after the Issuer issues the Participation Notice contemplated by Section 2.2(a)(ii).

2.3 Excluded Transactions. The provisions of this Section 2 shall not apply to Issuances by the Company or any subsidiary of the Company as follows:

(a) Any Issuance to the Company or any wholly owned subsidiary of the Company;

(b) Any Issuance of securities upon the exercise or conversion of any Stock or Convertible Securities outstanding on the date hereof or Issued after the date hereof in a transaction that complied with the provisions of this Section 2 (including any conversion of Class A-1 Stock into Class A-2 Stock, and vice versa, and the conversion of Class L-1 Stock into Class L-2 Stock, and vice versa);

(c) Any Issuance of shares of Stock or Convertible Securities, in each case to the extent approved by the Board or pursuant to an employment benefit plan or arrangement approved by the Board, to officers, employees, directors or consultants (other than an Investor or an Affiliate thereof) of the Company or its subsidiaries, or to BMPI Services LLC, in connection with such Person’s employment or consulting arrangements with the Company or its subsidiaries;

(d) Any Issuance of shares of Stock or Convertible Securities (other than to a Principal Investor or an Affiliate thereof), in each case to the extent approved by the Board, (i) in any business combination or acquisition transaction involving the Company or any of its subsidiaries, including a Change of Control, (ii) in connection with any joint venture or strategic partnership entered into primarily for purposes other than raising capital (as determined by the Board in it sole discretion), or (iii) to financial institutions, commercial lenders, broker/finders or any similar party, or their respective designees, in connection with the incurrence or guarantee of indebtedness by the Company or any of its subsidiaries;

(e) Any Issuance of Stock pursuant to a Public Offering;

(f) The Issuance of Shares to the Investors, Managers and any other Person who is a party to the Stockholders Agreement in connection with the Closing;

(g) Any Issuance of securities in connection with any stock split, stock dividend paid on a proportionate basis to all holders of the affected class of Stock or recapitalization (including a Recapitalization Transaction) approved by the Board;

(h) Any Issuance of shares of Stock or Convertible Securities, shares of capital stock of any direct or indirect subsidiary of the Company, or any other securities in connection with a Strategic Investor Transaction;

(i) Any Issuance of shares of Stock or Convertible Securities, shares of capital stock of any direct or indirect subsidiary of the Company, or any other securities which is approved by the Majority Principal Investors; provided, that such Issuance is not to Principal Investors or their Affiliates; or

(j) Any Issuance of shares of capital stock of any direct or indirect subsidiary of the Company to the stockholders of the Company in order to effect a “spin-off” transaction of a direct or indirect subsidiary of the Company.

2.4 Certain Provisions Applicable to Convertible Securities. In the event that the Issuance of Subject Securities shall result in any increase in the number of shares of Stock issuable upon exercise, conversion or exchange of any Convertible Securities, the number of shares (or Equivalent Shares, if applicable) of Subject Securities and Other Securities, if applicable which the holders of such Convertible Securities, as the case may be, shall be entitled to purchase pursuant to Section 2.1 or 2.2, as applicable, if any, shall be reduced, share for share, by the amount of any such increase.

2.5 Acquired Shares. Any Subject Securities constituting Stock acquired by any Investor or Manager pursuant to this Section 2 shall be deemed for all purposes hereof to be Shares hereunder and under the Stockholders Agreement.

2.6 Period. Each of the foregoing provisions of this Section 2 shall expire on the earlier of (a) a Change of Control or (b) the closing of the Initial Public Offering.

3. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

3.1 Demand Registration Rights for Investor Registrable Securities.

3.1.1 General. One or more current or former Principal Investor Groups (the “Initiating Investors”), by notice to the Company specifying the amount and intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering (including by means of a shelf registration pursuant to Rule 415 if so requested by the Initiating Investors if the Company is then eligible to use such registration) of all or a specified part of the Registrable Securities held by such Initiating Investors; provided, however, that (i) until the second (2nd) anniversary of the Qualified Public Offering, the Initiating Investors must, in the aggregate, hold at least a majority of the Registrable Securities then held by all current or former Principal Investor Groups and on or after the second (2nd) anniversary of the Qualified Public Offering, the Initiating Investors must, in the aggregate, hold at least one-third of the Registrable Securities then held by all current or former Principal Investor Groups, (ii) the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3.1.1 within a period of 180 days after the effective date of any other registration statement relating to any registration request under this Agreement without the consent of the Majority Principal Investors (or the Company if there are no Principal Investors remaining); provided that if the Initiating Investors make a request under this Section 3.1.1, and the Company determines to include shares for its own account in such registration statement resulting in the Initiating Investors being permitted to register not more than 50% of the Registrable Securities that they requested to register, then this clause (ii) shall not limit the ability of any Initiating Investors to make additional requests within such 180 day period, (iii) the value of Registrable Securities that the Initiating Investors propose to sell in such Public Offering must be at least (A) fifty million dollars ($50,000,000), if such registration could be effected by the filing of a registration statement on Form S-1, (B) thirty million dollars ($30,000,000), if such registration could be effected by the filing of a registration statement on Form S-3, or (C) such lower amount as agreed by the Majority Principal Investors (or the Company if there are no Principal Investors remaining), and (iv) for so long as there are any Principal Investors, the Initial Public Offering may not be initiated pursuant to this Section 3.1 without the approval of the Majority Principal Investors. The Company will then use its best efforts to (i) effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 3.2 by other Holders, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid and as otherwise specified by the Coordination Committee) of the Registrable Securities which the Company has been so requested to register, and (ii) when directed by the Coordination Committee, obtain acceleration of the effective date of the registration statement relating to such registration; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 3.1.1:

(a) during the effectiveness of any Principal Lock-Up Agreement entered into in connection with any registration statement pertaining to an underwritten public offering of securities of the Company;

(b) and in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

3.1.2 Form. Except as otherwise provided above or required by law, so long as the Company is eligible and qualified to register Registrable Securities on Form S-3 (or any successor or similar short form registration statement) each registration requested pursuant to Section 3.1.1 shall be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted); provided that if any registration requested pursuant to this Section 3.1 is proposed to be effected on Form S-3 (or any successor or similar shortform registration statement) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included pursuant to Form S-3 (or any successor or similar shortform registration statement), then the Company will file a registration statement on Form S-1 or supplement Form S-3 (or any successor or similar shortform registration statement) as reasonably requested by such managing underwriter.

3.1.3 Payment of Expenses. The Company shall pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 3.1, including all reasonable expenses (other than fees and disbursements of counsel that do not constitute Registration Expenses) that any Holder incurs in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.

3.1.4 Additional Procedures. In the ease of a registration pursuant to Section 3.1 hereof, whenever the Coordination Committee shall direct that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to Holders referred to in Section 3.2. In such event, the right of any Holder to have securities owned by such Holder included in such registration pursuant to Section 3.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Coordination Committee and such Holder). If directed to do so by the Coordination Committee, the Company together with the Holders proposing to distribute their securities through the underwriting will enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by the Company and such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

3.1.5 Suspension of Registration. If the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415, in respect of a registration pursuant to this Section 3.1 at any time would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (a) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (b) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement and (c) would have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such registration statement; provided, that the Company shall not be permitted to do so (x) more than two times during any twelve (12) month period, (y) for a period exceeding forty five (45) days on any one occasion or (z) for periods exceeding, in the aggregate, ninety (90) days in any twelve (12) month period. In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify such Holders of the expiration of any period during which it exercised its rights under this Section 3.1.5. The Company agrees that, in the event it exercises its rights under this Section 3.1.5, it shall, within forty five (45) days following such Holders’ receipt of the notice of suspension, update the suspended registration statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

3.2 Piggyback Registration Rights.

3.2.1 Piggyback Registration.

(a) General. Each time the Company proposes to register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of any other Person (pursuant to Section 3.1 or otherwise) for sale in a Public Offering, the Company will give notice of its intention to do so to each Holder who at such time is not entitled to withdraw from this Agreement pursuant to Section 7.3 (“Piggyback Eligible Holder”). Any Piggyback Eligible Holder may, by written response delivered to the Company within fifteen (15) days after the date of delivery of such notice, request that all or a specified part of such Piggyback Eligible Holder’s Registrable Securities be included in such registration. The Company thereupon will use its best efforts to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by such Piggyback Eligible Holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or, pursuant to Section 3.1, other Holders in such Public Offering) of the Registrable Securities to be so registered; provided that (i) if, at any time after giving written notice of its intention to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it and/or for the account of any other Person (pursuant to Section 3.1 or otherwise), the Company may, at its election, give written notice of such determination to each Piggyback Eligible Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Piggyback Eligible Holders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Coordination Committee on the same terms and conditions as apply to the Company (with such differences as may be customary or appropriate in combined primary and secondary offerings) or, in the case of a registration initiated pursuant to Section 3.1.1, the Initiating Investors. No registration of Registrable Securities effected under this Section 3.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 3.1 hereof.

(b) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with:

(i) Any Public Offering relating to employee benefit plans or dividend reinvestment plans;

(ii) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses except to the extent such Public Offering is for the sale of securities for cash; or

(iii) Any Public Offering up to and including the Qualified Public Offering, except to the extent the Majority Principal Investors (or the Company if there are no Principal Investors remaining) otherwise determine; provided that the Principal Investors do not participate in such Public Offering.

3.2.2 Payment of Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 3.2.

3.2.3 Additional Procedures. Piggyback Eligible Holders participating in any Public Offering pursuant to this Section 3.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including being parties to any underwriting agreement entered into by the Company (as directed by the Coordination Committee) and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties and the other agreements (including customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements) for the benefit of the underwriters contained therein; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of sellers of Registrable Securities in such Public Offering, the aggregate amount of such liability shall not exceed such Holder’s net proceeds from such offering and (b) to the extent selling stockholders give further representations, warranties and indemnities in respect of the Company or the business of the Company, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such Holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Registrable Securities included in the offering, and (ii) such Holder’s net proceeds from such offering.

3.2.4 Registration Statement Form. The Company shall select the registration statement form for any registration pursuant to this Section 3.2 (other than a registration that is also pursuant to Section 3.1); provided that if any registration requested pursuant to this Section 3.2 is proposed to be effected on Form S-3 (or any successor form) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to include in such registration statement information not required to be included pursuant to such form, then the Company will supplement such registration statement as reasonably requested by such managing underwriter.

3.3 Certain Other Provisions.

3.3.1 Underwriter’s Cutback. In connection with any registration of Shares, the underwriter may determine that marketing factors (including an adverse effect on the per share offering price) require a limitation of the number of Shares to be underwritten. Notwithstanding any contrary provision of this Section 3 and subject to the terms of this Section 3.3.1, the underwriter may limit the number of Shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration, it being understood that, if the registration in question involves a registration for sale of securities for the Company’s own account, then the number of Shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 3.3.1. Upon receipt of notice from the underwriter of the need to reduce the number of Shares to be included in the registration, the Company shall advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant hereto, and the number of Shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require Manager Holders to be cutback disproportionately: Shares, other than Registrable Securities, requested to be included in such registration by other stockholders shall be excluded unless the Company, with the consent of the Majority Principal Investors, has granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback (such shares afforded such equal treatment being “Parity Shares”); and, if a limitation on the number of Shares is still required, the number of Registrable Securities and Parity Shares that may be included in such registration (as approved by the Majority Principal Investors) shall be allocated among the holders thereof in proportion, as nearly as practicable, as follows: to each such holder requesting that its Registrable Securities or Parity Shares be registered in such registration a number of such shares to be included in such registration equal to the lesser of (A) the number of such shares of Registrable Securities or Parity Shares requested to be registered by such holder, and (B) a number of such shares equal to such holder’s Pro Rata Portion.

For purposes of any underwriter cutback, all Registrable Securities held by any Holder shall also include any Registrable Securities held by the partners, retired partners, shareholders or Affiliates of such Holder, or the estates and Family Members of any such Holder or such partners and retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Holder or such partners, retired partners, trusts or Affiliates, any Charitable Organization, in each case to which any of the foregoing shall have distributed, transferred or contributed Common Stock prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that, subject to Section 10.8, such distribution, transfer or contribution occurred not more than 90 days prior to such execution, and such Holder and other Persons shall be deemed to be a single selling Holder, and any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Common Stock owned by all entities and individuals included in such selling Holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

Upon delivery of a written request that Registrable Securities be included in the underwriting pursuant to Section 3.1.1 or 3.2.1(a), the Holder thereof may not thereafter elect to withdraw therefrom without the written consent of the Coordination Committee; provided that, if the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to Section 3.1 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Initiating Investors, then such Initiating Investors shall have the right to notify the Company that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement; provided, further, that if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the ten (10) trading days preceding the date on which notice of such offering was given pursuant to Section 3.2.1(a), then a Holder participating in such registration pursuant to Section 3.1 or 3.2 may elect to withdraw from such registration by written notice to the Company. The Company may, but shall not be required to, extend a similar withdrawal right to other Holders of Registrable Securities or Parity Shares.

3.3.2 Registration Procedures. If and in each case when the Company is required to effect a registration of any Registrable Securities as provided in this Section 3, the Company shall promptly:

(a) prepare and, in any event within sixty (60) days (forty five (45) days in the case of a Form S-3 registration) after the end of the period under Section 3.2.1(a) within which a piggyback request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable, and in any event within ninety (90) days after the initial filing;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus or Free Writing Prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two hundred and seventy (270) days or two (2) years in the case of shelf registration statements (or, in either case, such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement, Prospectus or Free Writing Prospectus, or any amendments or supplements thereto in accordance with Section 3.1 or 3.2, the Company will furnish to counsel selected pursuant to Section 3.3.3 hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith), such number of copies of the Prospectus or Free Writing Prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), inconformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable securities by such seller;

(d) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) promptly notify, each seller of any such Registrable Securities covered by such registration statement, at any time when a Prospectus or a Free Writing Prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the Prospectus or the Free Writing Prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental Prospectus or Free Writing Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(g) use its best efforts to (i) list such Registrable Securities on any securities exchange or authorize for quotation on each other market (including, if applicable, the National Association of Securities Dealers, Inc. (the “NASD”) Automated Quotation System) on which the Common Stock is then listed or authorized for quotation if such Registrable Securities are not already so listed or authorized for quotation; and to (ii) provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(h) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to the provisions of Section 3.4 hereof, and take such other actions as the Coordination Committee or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

(i) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the Coordination Committee shall reasonably request;

(j) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such managing underwriter(s), all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause (j) entering into customary confidentiality agreements in a form reasonably acceptable to the Company);

(k) notify counsel (selected pursuant to Section 3.3.3 hereof) for the holders of Registrable Securities included in such registration statement, the Principal Investors including Registrable Securities in such registration statement, and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the Prospectus or the Free Writing Prospectus or any amendment to the Prospectus or the Free Writing Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the Prospectus or the Free Writing Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(l) make commercially reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(m) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, incorporate in a Prospectus or Free Writing Prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus or Free Writing Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus or Free Writing Prospectus supplement or post-effective amendment;

(n) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

(o) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

(p) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(q) use its best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of the Registrable Securities.

3.3.3 Selection of Underwriters and Counsel. The underwriters and legal counsel to be retained by the Company in connection with any Public Offering requested pursuant to Section 3.1 shall be selected by the Coordination Committee; the underwriters and legal counsel to be retained by the Company in connection with any other Public Offering to which Section 3.2 applies shall be selected by the Board with the consent of the Coordination Committee (such consent not be unreasonably withheld). In connection with any registration of Registrable Securities pursuant to Sections 3.1 and 3.2 hereof, the Coordination Committee may select one counsel to represent all Holders of Registrable Securities, covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, those Investors participating in the offering who are then not entitled to designate a member of the Coordination Committee (each such Investor being referred to as a “Participating Investor”) shall be entitled to select one additional counsel to represent all such Participating Investors (the “Additional Counsel”). The Additional Counsel shall be approved by the Participating Investors who, in the aggregate, hold a Majority in Interest of the Common Stock then held by all Participating Investors.

3.3.4 Company Lock-Up. If any registration pursuant to Section 3.1 or 3.2 of this Agreement shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any equity securities of the Company, including any Common Stock or Convertible Securities (in each case, other than as part of such underwritten public offering and other than pursuant to a registration on Form S-4 or S-8) for its own account, within 90 days (or such shorter period as the managing underwriters may agree to with the Coordination Committee) after, the effective date of such registration (except as part of such registration).

3.3.5 Holders Lock-Up. Each Holder shall comply with the provisions of Section 5 of the Stockholders Agreement applicable to a “Stockholder” as though such Section were set forth herein.

3.3.6 Other Agreements. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 3.1 or 3.2 of this Agreement remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (a) rights of registration in the nature or substantially in the nature of those set forth in Section 3.1 or 3.2 of this Agreement that would have priority over, or that are pari passu with, the Registrable Securities with respect to the inclusion of such securities in any registration, without the prior approval of the Majority Principal Investors, or (b) demand registration rights exercisable prior to such time as the current or former Principal Investors can first exercise their rights under Section 3.1.

3.3.7 Other Registration-Related Matters.

(a) The Company may require any Holder that is registering Registrable Securities pursuant to Section 3.1 or 3.2 to furnish to the Company in writing such information regarding such Person and its Affiliates and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3.2(e), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented Prospectus or Free Writing Prospectus contemplated by Section 3.3.2(e) and, if so directed by the Company, each Holder will, subject to applicable law or any direction of the Commission, deliver to the Company or destroy all copies, other than permanent file copies then in their possession, of the Prospectus or the Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.3.2(e) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3.3.2(e).

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3.2(k)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will, subject to applicable law or any direction of the Commission, deliver to the Company or destroy all copies, other than permanent file copies then in its possession, of the Prospectus or the Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.3.2(k)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

3.3.8 Public Dispositions Without Registration. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without registration after such time as a public market exists for Common Stock, the Company agrees:

(a) to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Common Stock to the public;

(b) to use its commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act any time after it has become subject to such reporting requirements; and

(c) so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after one hundred and eighty (180) days after the effective date of the first registration statement filed by the Company for an offering of its Common Stock to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Holder may reasonably request in availing himself of any rule or regulation of the Commission allowing such Holder to sell any such Securities without registration.

3.4 Indemnification and Contribution.

3.4.1 Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 3 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally, to indemnify and hold harmless each holder of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, employees, trustees, managers, members, affiliates and shareholders, and each other Person, if any, who controls any such holder or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, and reasonable expenses to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities or actions or proceedings in respect thereof arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Disclosure Package, registration statement under the Securities Act, any Prospectus, any Free Writing Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 3.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities or any termination of this Agreement.

3.4.2 Indemnities to the Company. Subject to Section 3.4.4, the Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 3, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, severally and not jointly, to indemnify and hold harmless in the same manner and to the same extent as provided in Section 3.4.1, the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 1 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities and prospective underwriter with respect to any untrue statement in or omission from such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, or any other disclosure document (including reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities or any termination of this Agreement.

3.4.3 Contribution. If the indemnification provided for in Sections 3.4.1 or 3.4.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 3.4 for reasons other than described in the proviso to Section 3.4.1 (an “Indemnitee’) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense referred to therein, then each party that would have been an indemnifying party thereunder shall, subject to Section 3.4.4 and in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the untrue statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 3.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense referred to above in this Section 3.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

3.4.4 Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 3.4 shall not in any event exceed an amount equal to the net proceeds realized by such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

3.4.5 Indemnification Procedures. Promptly after receipt by an Indemnitee of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.4, such Indemnitee will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided that the failure of the Indemnitee to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 3.4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an Indemnitee, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the Indemnitee without the consent of the indemnifying party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, if in such Indemnitee’s reasonable judgment a conflict of interest between such Indemnitee and the indemnifying parties may exist in respect of such action or proceeding or the indemnifying party does not assume the defense of any such action or proceeding within a reasonable time after notice of commencement, the Indemnitee shall have the right to assume or continue its own defense and the indemnifying party shall, subject to Section 3.4.4 (if applicable), be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all Indemnitees in each jurisdiction who shall be approved by the Coordination Committee in the registration in respect of which such indemnification is sought. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the Indemnitee, unless such settlement or judgment (a) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnitee from all liability in respect of such action or proceeding and (b) does not involve the imposition of equitable remedies or the imposition of any obligations on such Indemnitee and does not otherwise adversely affect such Indemnitee, other than as a result of the imposition of financial obligations for which such Indemnitee will be indemnified hereunder.

3.4.6 Non-Exclusivity. The obligations of the parties under this Section 3.4 will be in addition to any liability, without duplication, which any party may otherwise have to any other party.

3.5 Shelf Take-Downs. At any time that a shelf registration statement covering Registrable Securities pursuant to this Section 3 is effective, if any Holder or group of Holders delivers a notice to the Company and to the Coordination Committee (a “Take-Down Notice”) stating that it intends to effect an offering of all or part of its Registrable Securities included by it on the shelf registration statement, whether such offering is underwritten or non underwritten (provided that such non underwritten offering is for more than $5,000,000) (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then, provided that the Coordination Committee approves the number of the Registrable Securities to be included in such Shelf Offering, the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 3.5). In connection with any Shelf Offering:

(a) such proposing Holder(s) shall also deliver the Take-Down Notice to all other Holders included on such shelf registration statement and permit each holder to include its Registrable Securities included on the shelf registration statement in the Shelf Offering if such Holder notifies the proposing Holders and the Company within five business days after delivery of the Take-Down Notice to such Holder, and

(b) in the event that the underwriter, if any, determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such takedown, the underwriter, if any, may limit the number of shares which would otherwise be included in such take-down offering in the same manner as is described in Section 3.3.1 with respect to a limitation of shares to be included in a registration.

3.6 Coordination Committee. The Principal Investor Groups will create a coordination committee (the “Coordination Committee”) prior to the closing of the Initial Public Offering and will thereafter maintain such committee for so long as this Agreement remains in effect. Each current or former Principal Investor Groups that holds Registrable Securities having a fair market value (determined in good faith by the Board) of at least $100,000,000 shall be permitted to designate one (1) representative to participate on the Coordination Committee, and shall be permitted to remove and replace such designee from time to time; provided that such current or former Principal Investor Group’s designee shall be automatically removed (and not replaced) at such time as such current or former Principal Investor Group ceases to hold Registrable Securities having a fair market value (determined in good faith by the Board) of at least $100,000,000. Except to the extent specified in this Section 3.6, a majority of the members of the Coordination Committee shall determine, from time to time, the procedures which govern the conduct of the Coordination Committee; provided that such procedures shall not Discriminate against any particular designee or designees in any material way. Actions of the Coordination Committee shall require the affirmative vote of a majority of the then designated members of the Coordination Committee.

4. TRANSFER RESTRICTIONS.

4.1 Permitted Public Transfers and Block Sales. After the closing of the Initial Public Offering, no Holder shall Transfer any or all of its Shares pursuant to Rule 144, in a block sale to a financial institution or in a private transfer pursuant to Section 3.1.5 of the Stockholders Agreement, in each case other than in compliance with Sections 4.1.1 and 4.1.2 hereof, as applicable, and the applicable provisions of the Stockholders Agreement, provided that, for the avoidance of doubt the approval of the Coordination Committee shall not be required to approve such Transfers. Shares Transferred pursuant to Rule 144 or in a block sale to a financial institution in compliance herewith shall conclusively be deemed thereafter not to be Shares under this Agreement.

4.1.1 Public Transfers. From time to time after the Initial Public Offering, the Majority Principal Investors may determine to require the Holders to make reasonable efforts to coordinate their efforts to Transfer Shares pursuant to Rule 144 (“144 Coordination”) or to discontinue such coordination requirement. As of the date of this Agreement, 144 Coordination shall be required until such time, if ever, as the Majority Principal Investors provide a subsequent notice to the Holders that such coordination is discontinued. Thereafter, the Majority Principal Investors may reinstitute and discontinue 144 Coordination from time to time by providing notice to the Holders.

(a) For so long as 144 Coordination is in effect, each Registration Stockholder shall promptly notify the Coordination Committee when it wishes to Sell Shares under Rule 144; provided, that for any given measurement period for purposes of the Rule 144 group volume limit, except as provided in Section 4.3, no Holder shall be permitted to effect Transfers in excess of their pro rata share of all Shares that may be Transferred by members of the Related Group during the applicable measurement period based on its percentage ownership of Shares held by all holders of Shares at the start of such measurement period. In the event any Holder agrees to forego its full pro rata share of the Rule 144 group volume limit by written notice to the Coordination Committee, the remainder shall be re-allocated pro rata among the other Holders in like manner (except that the Shares held by such forfeiting Holder at the start of such measurement period shall be excluded from such calculation). The Company shall, within three (3) business days following receipt of a written request from a Holder, advise such Holder of the Rule 144 group volume limit applicable at such date; provided, that no Holder or Affiliate thereof shall be permitted to submit such a request more than once every calendar month.

(b) The provisions of this Section 4.1.1 shall not apply to any Transfer of Shares (i) in a Public Offering, (ii) to a Permitted Transferee in a transaction that does not rely on Rule 144, or (iii) at any time with respect to which 144 Coordination is not effective.

(c) Notwithstanding the foregoing, a Holder may opt out of 144 Coordination with respect to any period of time if such Holder delivers a notice to the Coordination Committee irrevocably committing not to Transfer Shares pursuant to Rule 144 or a transaction described in Section 4.1.2 or 4.2 during such period.

4.1.2 Certain Other Transfers. After the Initial Public Offering, each Holder (the “Initiating Transferor”) shall provide reasonable prior notice to the Coordination Committee (or, after the expiration of the term described in Section 4.5, the other Holders) when it plans to Transfer any or all of its Shares pursuant to (a) a block-sale to a financial institution or (b) a private transfer pursuant to Section 3.1.5 of the Stockholder Agreement.

4.2 Distributions to Partners, Members or Stockholders. After the Initial Public Offering, and for so long as 144 Coordination is effective, each Investor shall provide reasonable prior notice to the Coordination Committee prior to any LP Distribution.

4.3 Volume Limit. For purposes of this Agreement, so long as 144 Coordination is effective, Transfers contemplated by Sections 4.1.2(a) and (b), and LP Distributions, will be limited to the number of Shares that the applicable Holder would have been permitted to Transfer under Rule 144 pursuant to the proviso in Section 4.1.1(a) and will reduce for purposes of this Agreement, on a Share for Share basis, the number of Shares that such Holder is permitted to sell under Rule 144, whether individually or as part of a Related Group, whether or not such Transfer or LP Distribution is required by law to be so treated. In the event that, while 144 Coordination is in effect, any Holder elects to make a Transfer contemplated by Section 4.1.2(a) or (b), or, an LP Distribution, and provided that such Transfer or LP Distribution is not required by law to be taken into account for purposes of the Related Group’s volume limit under Rule 144, then each Holder’s

(including the Holder making such Transfer or LP Distribution) pro rata share of the Related Group’s volume limit for purposes of Section 4.1.2(a) shall be increased by such Holder’s pro rata share of the Shares that such Holder is no longer permitted to sell under Rule 144 pursuant to the first sentence of this Section 4.3.

4.4 No 144 Coordination. Subject, in all cases, to any applicable law, in the event that 144 Coordination is not in effect, no Holder shall, in a given calendar year, Transfer pursuant to Rule 144, in a block sale to a financial institution or in an LP Distribution, Shares representing more than the lesser of (a) 2% of the total Shares outstanding on the first day of such calendar year, and (b) 20% of the total Shares owned by such Holder on the first day of such calendar year, in each case without the approval of the Coordination Committee, which such approval shall be granted or withheld with respect to all Holders in a fair and equitable manner over the course of such calendar year.

4.5 Period. Except for Section 4.1.2, the provisions of Sections 4.1 through 4.4 shall terminate with respect to any Share on the earlier of (a) the fifth (5) anniversary of the closing of the Qualified Public Offering, and (b) such time as the Principal Investors, in the aggregate, own less than 20% of the then outstanding Common Stock. The Majority Principal Investors, in their sole discretion, may elect to exclude any holder of Management Shares, Bank Investor Shares or any holder of Other Investor Shares from the provisions of Sections 4.1 through 4.4 at any time.

4.6 Opinion of Counsel. The Company shall permit and authorize the transfer agent and registrar for any Registrable Securities to rely on the written opinion of counsel to a Principal Investor and to act in accordance with such counsel’s written instructions with respect to Registrable Securities of such Principal Investor.

4.7 Stockholders Agreement. The provisions of this Section 4 do not derogate or restrict the provisions of the Stockholders Agreement, including Section 3.1.5 thereof.

5. REMEDIES. The parties shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

6. PERMITTED TRANSFEREES. The rights of an Investor hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Shares effected in accordance with the terms of the Stockholders Agreement and this Agreement (i) to a Permitted Transferee of such Investor, (ii) to a Strategic Investor or any Affiliate or co-investor thereof in connection with a Strategic Investor Transaction, or (iii) with respect to the provisions of Sections 2 and 3.2 hereof, any other transferee that, together with its Affiliates acquires shares of Registrable Securities in such Transfer either (A) for consideration of at least $35,000,000 or (B) having a then fair market value (determined in good faith by the Board) of at least $35,000,000. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 6 shall be effective unless the transferee to which such assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares in respect of which such assignment is made shall continue to be deemed Shares and shall be subject to all of the provisions of this Agreement relating to Shares and that such transferee shall be bound by, and shall be a party to, this Agreement to the same extent, and in the same capacity, as the Holder that Transfers such Shares to such transferee; provided, that only a Permitted Transferee of a Principal Investor will be deemed to be a “Principal Investor” for purposes of this Agreement, only a Permitted Transferee of a Bank Investor will be deemed to be a “Bank Investor” for purposes of this Agreement, only a Permitted Transferee of an Other Investor will be deemed to be an “Other Investor” for purposes of this Agreement and only a Permitted Transferee of a Manager will be deemed to be a “Manager” for purposes of this Agreement.

7. AMENDMENT, TERMINATION, ETC.

7.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

7.2 Written Modifications. Except as provided in the second sentence of this Section 7.2, this Agreement may be amended, modified, extended, terminated or waived (“Amendment”), only by an agreement in writing signed by the Company and the Majority Principal Investors (or Holders holding a majority of the shares of Class A Stock Holders party hereto if there are no Principal Investors remaining). The consent of a Majority in Interest of the Bank Investor Shares shall be required for any Amendment that, by its terms, Discriminates against the holders of Bank Investor Shares as such under this Agreement, and the consent of any holder of Bank Investor Shares shall be required for any Amendment that, by its terms, Discriminates against such holder of Bank Investor Shares as such (compared to other holders of Bank Investor Shares) under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Stockholders will not be deemed to Discriminate against the holders of Bank Investor Shares as such simply because holders of Bank Investor Shares (i) own or hold more or less Shares than any other Stockholders, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Stockholders or (iii) have greater or lesser voting rights or powers than any other Stockholders. The consent of a Majority in Interest of the Other Investor Shares shall be required for any Amendment that Discriminates against the holders of Other Investor Shares as such under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Holders will not be deemed to “Discriminate against” the holders of Other Investor Shares as such simply because holders of Other Investor Shares (i) own or hold more or less Shares than any other Holder, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Holder, or (iii) have greater or lesser voting rights or powers than any other Holders. The consent of a Majority in Interest of the Management Shares held by Managers then employed by the Company shall be required for any Amendment that, by its terms, Discriminates against the holders of Management Shares as such under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Stockholders will not be deemed to Discriminate against the holders of Management Shares as such simply because holders of Management Shares (i) own or hold more or less Shares than any other Stockholders, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Stockholders, or (iii) have greater or lesser voting rights or powers than any other Stockholders. A copy of each such Amendment shall be sent to each Holder and shall be binding upon each party hereto except to the extent otherwise required by law; provided that the failure to deliver a copy of such Amendment shall not impair or affect the validity of such Amendment. In addition, each party hereto subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant this Section 7.2, any Amendment to the definitions used in such Section as applied to such Section shall also require the specified consent. Notwithstanding anything to the contrary herein, transferees or purchasers of Shares or Convertible Securities (including in connection with a Strategic Investor Transaction) that have complied with the provisions of Section 2 hereof or Sections 3 and 4 of the Stockholders Agreement shall be added as parties to this Agreement without obtaining any additional consent of the parties hereto.

7.3 Withdrawal from Agreement. Any party hereto that withdraws Shares from the Stockholders Agreement in accordance with Section 8.3 thereof shall be deemed to have simultaneously withdrawn such Shares from this Agreement from the date of delivery of such Person’s withdrawal notice pursuant to Section 8.3 of the Stockholders Agreement, the withdrawn shares shall cease to be Shares subject to this Agreement and, if such party does not own any Share that will remain subject to this Agreement (each such holder, a “Withdrawing Holder”), such holder shall cease to be a party to this Agreement and shall no longer be subject to the obligations of this Agreement or have rights under this Agreement; provided, however, that any such Withdrawing Holder shall retain the indemnification rights pursuant to Section 3.4 hereof with respect to any matter that (a) may be an indemnified liability thereunder and (b) occurred prior to such withdrawal. Any amendment to this Section 7.3 adversely effecting the Bank Investors shall require the consent of the Majority in Interest of the holders of Bank Investor Shares.

7.4 Effect of Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination. In the event this Agreement is terminated, each Investor shall retain the indemnification, contribution and reimbursement rights pursuant to Section 3.4 hereof with respect to any matter that (a) may be an indemnified liability thereunder and (b) occurred prior to such termination.

8. LEGENDS.

8.1 Restrictive Legend. Each certificate representing Shares issued or transferred to a Holder shall have the following legend endorsed conspicuously thereupon:

“THE VOTING OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, AND THE SALE, ENCUMBRANCE OR OTHER DISPOSITION THEREOF, ARE SUBJECT TO THE PROVISIONS OF A PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT TO WHICH THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS ARE PARTY. SUCH AGREEMENT INCLUDES

RESTRICTIONS AND LIMITATIONS ON THE TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE UPON REQUEST.”

Any Person who acquires Shares which are not subject to all or part of the terms of this Agreement, and any Person who withdraws from this Agreement pursuant to the terms of Section 7.3, shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

8.2 Stop Transfer Instruction. The Company or Midco will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing Legend, this Agreement and the Stockholders Agreement are satisfied.

8.3 Transfer of Common Stock. Prior to the consummation of the Initial Public Offering, unless the prior written consent of the Majority Principal Investors shall have been given, no holder of Shares shall Transfer any shares of Common Stock pursuant to this Agreement, the Participation, Registration Rights and Coordination Agreement or any other applicable agreement, unless one (1) shares of Class L Stock are Transferred together with every nine (9) share of Class A Stock Transferred to the applicable transferee; provided that such restriction on Transfer shall not limit the right of any individual to transfer one or more shares of Class L Stock or Class A Stock for the purposes of estate planning; provided, further, that at the discretion of the Board, such restriction on Transfer shall not limit the right of any Manager to transfer one or more shares of Class A Stock that are Incentive Shares; and provided, further, that conversions of (i) Class A-1 Common Stock to Class A-2 Common Stock, (ii) Class A-2 Common Stock to Class A-1 Common Stock, (iii) Class L-1 Common Stock to Class L-2 Common Stock, and (iv) Class L-2 Common Stock to Class L-1 Common Stock, shall not be deemed a Transfer.

9. DEFINITIONS. For purposes of this Agreement:

9.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 9:

(i) The words “hereof, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

(ii) The word “including” shall mean including, without limitation;

(iii) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

(iv) The masculine, feminine and neuter genders shall each include the other.

9.2 Definitions. The following terms shall have the following meanings:

“144 Coordination” shall have the meaning set forth in Section 4.1.1.

“Acquisition Sub” shall have the meaning set forth in the Preamble.

“Additional Counsel” shall have the meaning set forth in Section 3.3.3.

“Affiliate” shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person; provided, however, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any of the stockholders (and vice versa), (b) if such specified Person is a private equity investment fund, any other private equity investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof and (c) if such specified Person is a natural Person, any Family Member of such natural Person.

“Affiliated Fund” shall mean, with respect to any specified Person, a private equity investment fund that is an Affiliate of such Person or that is advised by the same investment adviser as such Person or by an Affiliate of such investment adviser.

“Agreement” shall have the meaning set forth in the Preamble.

“Amendment” shall have the meaning set forth in Section 7.2.

“Bank Investor” shall have the meaning set forth in the preamble.

“Bank Investor Shares” shall mean all Shares held by a Bank Investor. Any Bank Investor Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Bank Investor Shares in the hands of such Permitted Transferee.

“BMPI Services LLC” shall mean any Person designated by the Majority Principal Investors, through which Haim Saban and/or any of his Affiliates provides services to the Company and its subsidiaries and/or through which Haim Saban and/or any of his Affiliate will receive equity incentives in connection with the Company and its subsidiaries.

“Board” shall mean the board of directors of the Company, or any duly authorized committee thereof.

“Business” means the business of the Company and its subsidiaries conducted at the any given time or which the Board has authorized the Company to develop or pursue (by acquisition or otherwise), which currently consist of Spanish-language media in the U.S., including Spanish-language television broadcast networks, Spanish-language radio broadcast networks, ownership and operation of Spanish-language television and radio stations, Spanish-language music recording and music publishing, and Spanish-language Internet portals.

“business day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Change of Control” shall mean the occurrence of (a) any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, transaction or Transfer of securities of the Company by its stockholders, or series of related transactions (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization or transaction, own, directly or indirectly, capital stock either (i) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity (measured by economic value or voting power) of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (ii) that does not directly, or indirectly through one or more entities, have the power to elect a majority of the entire board of directors or other similar governing body of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction, (b) any transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of fifty percent (50%) of the Company’s voting power is owned directly, or indirectly through one or more entities, by any Person and its “affiliates” or “associates” (as such terms are defined in the Exchange Act Rules) or any “group” (as defined in the Exchange Act Rules), other than Qualified Institutional Investors (and in the case of a “group”, excluding a percentage of such “group” equal to the percentage of the voting power of such -group controlled by any Qualified Institutional Investors), excluding, in any case referred to in clause (a) or (b) any Initial Public Offering or any bona fide primary or secondary public offering following the occurrence of an Initial Public Offering; or (c) a sale, lease or other disposition of all or substantially all of the consolidated assets of the Company. For the avoidance of doubt, none of the following shall, in and of itself, constitute a “Change of Control”: (x) a spin-off or sale of one of the businesses of the Company or any subsidiary thereof, or a comparable transaction or (y) a transaction in which, after giving effect thereto, the Principal Investors and their Affiliates continue to own, directly or indirectly, more than fifty percent (50%) of the equity (measured by economic value or voting power) (i) of the Company or other surviving entity in the case of a transaction of the sort described in clause (a) above, (ii) of the Company in the case of a transaction of the sort described in clause (b) above or (iii) of the acquiring entity in the case of a transaction of the sort described in clause (c) above. The parties hereto acknowledge and agree that a Strategic Investor Transaction shall not constitute a Change of Control for the purposes of this Agreement.

“Charitable Organization” shall mean a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Class A Stock” shall mean the Class A Common Stock, par value $.001 per share, of the Company, which is comprised of Class A-1 Common Stock and Class A-2 Common Stock.

“Class A and L Proceeds” shall have the meaning set forth in the Recitals.

“Class L Stock” shall mean the Class L Common Stock, par value $.001 per share, of the Company, which is comprised of Class L-1 Common Stock and Class L-2 Common Stock.

“Closing” shall have the meaning set forth in Section 1.1.

“Co-Investment Vehicle” shall mean any one of (a) the MDP Co-Investment Vehicles, collectively, (b) the PEP Co-Investment Vehicles, collectively, (c) the THL Co-Investment Vehicles, collectively, and (d) the TPG Co-Investment Vehicles, collectively.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, including the Class A Stock and the Class L Stock.

“Company” shall have the meaning set forth in the Preamble.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Convertible Securities” shall mean any evidence of indebtedness, shares of stock, options, warrants or other securities which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock, including any Options and Warrants.

“Coordination Committee” shall have the meaning set forth in Section 3.6.

“Covered Person” shall have the meaning set forth in Section 3.4.1.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary Prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

“Discriminate(s)” and “Discrimination” mean, with respect to a specified party, to discriminate against such specified party as compared to other applicable parties in a manner that is, or is reasonably expected to be, materially and disproportionately adverse to the specified party.

“Equivalent Shares” shall mean, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock and (b) as to any outstanding Convertible Securities which constitute Shares, the maximum number of shares of Stock for which or into which such Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Act Rules” shall mean the rules adopted by the Commission under the Exchange Act.

“Family Member” shall mean, with respect to any natural Person, (a) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (b) any spouse or former spouse of any of the foregoing, (c) any legal representative or estate of any of the foregoing, or the ultimate beneficiaries of the estate of any of the foregoing, if deceased and (d) any trust or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing Persons described in clauses (a) through (c) above.

“FCC” shall mean the Federal Communications Commission or any successor entity.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holders” shall have the meaning set forth in the Preamble.

“Incentive Shares” shall mean all Shares and Options held by a Manager that are subject to vesting or other service or performance based conditions to ownership, treating such Options as a number of Incentive Shares equal to the maximum number of Shares for which such Options may at the time be exercised.

“Indemnitee” shall have the meaning set forth in Section 3.4.3.

“Initial Public Offering” shall mean the initial underwritten Public Offering registered on Form S-1 (or any successor form under the Securities Act).

“Initiating Investors” shall have the meaning set forth in Section 3.1.1.

“Initiating Transferor” shall have the meaning set forth in Section 4.1.2.

“Investors” shall have the meaning set forth in the Preamble.

“Issuance” shall have the meaning set forth in Section 2.

“Issuer” shall have the meaning set forth in Section 2.

“LP Distribution” means a distribution of Shares by an Investor to its partners, members, managers or shareholders in accordance with such Investor’s governing documents.

“Majority in Interest” shall mean with respect to Shares of one or more class(es), a majority in number of such Shares of the applicable class(es).

“Majority MDP Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the MDP Investors.

“Majority PEP Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the PEP Investors.

“Majority Principal Investors” shall mean, as of any applicable time, (a) Principal Investor Groups (excluding, in each case, Co-Investment Vehicles that constitute part of such Principal Investor Group) that, in the aggregate, hold at least 60% of the outstanding Common Stock then held by all Principal Investor Groups (without taking into account Shares held by Co-Investment Vehicles that are part of such Group) and (b) a majority of the Principal Investor Groups; provided, that if the aggregate number of Principal Investor Groups is an even number and a majority of the Principal Investor Groups has not reached agreement or consented with respect to a matter, the term “Majority Principal Investors” shall have the meaning set in paragraph (a) of this definition only.

“Majority SCG Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the SCG Investors.

“Majority THL Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the THL Investors.

“Majority TPG Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the TPG Investors.

“Management Shares” shall mean all Shares held by a Manager. Any Management Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Management Shares in the hands of such Permitted Transferee.

“Manager Holder” shall mean any Manager who is, at the time in question, a Holder.

“Managers” shall have the meaning set forth in the Preamble.

“MDP” shall mean, as of any date, Madison Dearborn Capital Partners IV, L.P., MDCPIV Intermediate (Umbrella), L.P., Madison Dearborn Capital Partners V-A, L.P., MDCPV Intermediate (Umbrella), L.P. and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“MDP Co-Investment Vehicles” shall mean, as of any date, MDCP Foreign Co-Investors (Umbrella), L.P., MDCP US Co-Investors (Umbrella), L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (i) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of MDP, (ii) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (iii) such entity owns Shares. For the avoidance of doubt, neither MDCPIV Intermediate (Umbrella), L.P., MDCPV Intermediate (Umbrella), L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“MDP Investors” shall mean, as of any date, MDP, the MDP Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“Merger” shall have the meaning set forth in the Recitals.

“Merger Agreement” shall have the meaning set forth in the Recitals.

“Midco” shall have the meaning set forth in the Preamble.

“Minimum Total Combined Investment” means shares of Common Stock valued at an initial cost of $120,000,000 as of March 29, 2007, subject to reduction effective immediately prior to any Proportionate Reduction Event; provided, however, that no such reduction shall be made to the extent that the effect of such Proportionate Reduction Event is to offset the effect of any Proportionate Increase Event occurring since the later of: (x) the most recent Proportionate Reduction Event, if any, for which a reduction was made, and (y) the date of the Closing.

“NASD” shall have the meaning set forth in Section 3.3.2(g).

“Opco” shall have the meaning set forth in the Recitals.

“Options” shall mean any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company, Midco or any direct or indirect subsidiary thereof, or any right to purchase shares pursuant to this Agreement.

“Other Investor Shares” shall mean all Shares held by an Other Investor. Any Other Investor Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Other Investor Shares in the hands of such Permitted Transferee.

“Other Investors” shall have the meaning set forth in the Preamble.

“Other Securities” shall have the meaning set forth in Section 2.1.3.

“Parity Shares” shall have the meaning set forth in Section 3.3.1.

“Participating Buyer” shall have the meaning set forth in Section 2.1.2.

“Participating Investor” shall have the meaning set forth in Section 3.3.3.

“Participation Notice” shall have the meaning set forth in Section 2.1.1.

“Participation Offerees” shall have the meaning set forth in Section 2.1.1.

“Participation Portion” shall have the meaning set forth in Section 2.1.1.

“Participation Shares” shall mean all Shares held by an Investor and all Vested Shares held by a Manager.

“PEP” shall mean, as of any date, Providence Equity Partners V (Umbrella US) L.P., Providence Equity Partners VI (Umbrella US) L.P., Providence Investors V (Univision) L.P., Providence Investors VI (Univision) L.P. and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“PEP Co-Investment Vehicles” shall mean, as of any date, Providence Co-Investors (Univision) L.P., Providence Co-Investors (Univision US) L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (i) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of PEP, (ii) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (iii) such entity owns Shares. For the avoidance of doubt, neither Providence Investors V (Univision) L.P., Providence Investors VI (Univision) L.P., nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“PEP Investors” shall mean, as of any date, PEP, the PEP Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“Permitted Transferee” shall mean, in respect of (a) any Investor, (i) an Affiliate of such Investor or (ii) a successor entity or, with respect to an Investor organized as a trust, any successor trustee or co-trustee of such trust, (b) (b) any SCG Investor, (i) any Person which is controlled by or for the benefit of Haim Saban or Cheryl Saban (or in the event of their divorce, their subsequent respective spouses) (collectively “Saban”) or their Family Members, (ii) then-current or former officers and/or employees of Saban or entities controlled by Saban who were issued such interests as a result of or in connection with their employment by Saban, or such officers’ and/or employees’ Family Members to the extent they receive such transferred interests initially issued to such officer or employee as a result of or in connection with his or her employment by Persons controlled by Saban (iii) any trust, custodianship or other entity created for estate or tax planning purposes all of the beneficiaries of which are any of the persons listed in clause (i) to (iii) of this paragraph (b), (c) any Manager, a Family Member of such Manager, the Company and any subsidiary thereof, and (d) any holder of Shares who is a natural person, (i) upon the death of such natural person, such person’s mate, executors, administrators, personal representatives, heirs, legatees or distributees in each case acquiring the Shares in question pursuant to the will or other instrument taking effect at death of such bolder or by applicable laws of descent an distribution and (ii) any Person acquiring such Shares pursuant to a qualified domestic relations order in each case described in clauses (a) through (d), only to the extent such transferee agrees to be bound by the terms of this Agreement and the Stockholders Agreement. In addition, any Holder shall be a Permitted Transferee of the Permitted Transferees of itself and any member of a Principal Investor Group shall be a Permitted Transferee of any other member of such Principal Investor Group.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Eligible Holder” shall have the meaning set forth in Section 3.2.1(a).

“Preferred Stock” shall mean the 8.64% Cumulative Preferred Stock, par value $.001 per share, of Midco.

“Price Per Equivalent Share” shall mean the Board’s good faith determination of the price per Equivalent Share of any Convertible Securities which are the subject of an issuance pursuant to Section 2 hereof.

“Principal Investor” shall have the meaning set forth in the preamble.

“Principal Investor Group” shall mean any one of (a) the MDP Investors, collectively, (b) the PEP Investors, collectively, (c) the SCG Investors, collectively, (d) the THL Investors, collectively, and (e) the TPG Investors, collectively; provided, however, that any such Principal Investor Group shall cease to be a Principal Investor Group at such time after the Closing, and at all times thereafter, as such Principal Investor Group ceases to hold Shares representing a Total Combined Investment of at least the Minimum Total Combined Investment (excluding, in each case, Shares held by Co-Investment Vehicles that constitute part of such Principal Investor Group); provided, further, that no adjustment or modification to the term “Minimum Total Combined Investment” shall cause any former Principal Investor Group to again become a Principal Investor Group. Where this Agreement provides for the vote, consent or approval of any Principal Investor Group, such vote, consent or approval shall be determined by the Majority MDP Investors, the Majority PEP Investors, the Majority THL Investors, the Majority TPG Investors, or the Majority SCG Investors, as the case may be, except as otherwise specifically set forth herein.

“Principal Lock-Up Agreement” shall have the meaning set forth in Section 5 of the Stockholders Agreement.

“Pro Rata Portion” shall mean for purposes of Section 3.3, with respect to each holder of Registrable Securities or Parity Shares requesting that such shares be registered in such registration statement, a number of such shares equal to the aggregate number of shares of Common Stock to be registered in such registration (excluding any shares to be registered for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities and Parity Shares held by such holder, and the denominator of which is the aggregate number of Registrable Securities and Parity Shares held by all holders requesting that their Registrable Securities or Parity Shares be registered in such registration.

“Proceeds” shall have the meaning set forth in the Recitals.

“Proportionate Event” shall mean, at any time that immediately prior thereto there is more than one Principal Investor Group, the consummation of any transaction or series of related transactions (including pursuant to a Recapitalization Transaction (as such term is defined in the Stockholders Agreement)), whether or not the Company is a party thereto, that effects a reduction (a “Proportionate Reduction Event”) or increase (a “Proportionate Increase Event”) in the Total Combined Investment of the Principal Investor Group’s holdings that, in the good faith determination of the Majority Principal Investors (identified as of immediately prior to such consummation), is substantially proportionate with respect to each such Principal Investor Group’s holdings.

“Proportionate Increase Event” shall have the meaning set forth in the definition of Proportionate Event.

“Proportionate Reduction Event” shall have the meaning set forth in the definition of Proportionate Event.

“Prospective Subscriber” shall have the meaning set forth in Section 2.1.1.

“Prospectus” means the prospectus related to any Public Offering (including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 430A or 430B (or any successor rules or regulations) under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Public Offering.” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Purchase Price Value” shall mean: (a) $12.34568, in the case of a share of Class A Stock, (b) $1,000.00, in the case of a share of Class L Stock and (c) $100.00, in the case of a share of Preferred Stock, in each case appropriately adjusted for any stock split, stock dividend, combination, recapitalization or similar event involving such class of Stock.

“Qualified Institutional Investors” shall mean each of the Principal Investors, the Bank Investors and the respective Affiliates of the foregoing Persons.

“Qualified Public Offering” shall mean the first underwritten Public Offering (other than any Public Offering or sale pursuant to a registration statement on Form S-4, S-8 or a comparable form) in which (i) the aggregate price to the public of all Common Stock sold in such offering in combination with the aggregate price to the public of all Common Stock sold in any previous underwritten Public Offerings (other than any Public Offering or sale pursuant to a registration statement on Form S-4, S-8 or any comparable form) shall exceed One Billion Dollars ($1,000,000,000), and (ii) at least 20% of the Common Stock of the Company shall have been sold in such offerings.

“Recapitalization Transaction” shall have the meaning set forth in Section 9.2 of the Stockholders Agreement.

“Registrable Securities” shall mean (a) all shares of Class A-1 Stock, (b) all shares of Class A-1 Stock issuable upon exercise, conversion or exchange of any Common Stock or Convertible Security and all Shares of Class A-1 Stock issued in exchange for securities of any subsidiary of the Company, and (c) all shares of Class A-1 Stock directly or indirectly issuable with respect to the securities referred to in clauses (a) or (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case constituting Participation Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (i) such securities shall have ceased to be Participation Shares hereunder, (ii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (iii) such securities shall have been Transferred pursuant to Rule 144 or Rule 145, (iv) disposition of such securities may be made by the Holder thereof under Rule 144 or 145 and the holder of such securities holds no more than one percent of the shares of the applicable class outstanding as shown by the most recent report or statement published by the Company, but only to the extent such securities are not restricted from transfer by the provisions of Section 4 hereof, (v) subject to the provisions of Section 7.2 hereof, such securities shall have been otherwise transferred to a Person that is not an Affiliate of the transferor, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company as part of such transfer and subsequent disposition of them shall not require registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 or Rule 145 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), (vi) such securities shall have ceased to be outstanding, or (vii) the holder thereof shall have withdrawn from this Agreement pursuant to Section 7.3.

“Registration Expenses” means any and all expenses incident to performance of or compliance with Section 3 of this Agreement (other than underwriting discounts and commissions paid to underwriters and transfer taxes, if any), including (a) all Commission and securities exchange or NASD registration and filing fees, (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASD pursuant to Section 3.3.2(g) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of one counsel for the Holders selected pursuant to the terms of Section 3 and any Additional Counsel, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special expert retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (h) expenses incurred in connection with any road show including the reasonable out-of-pocket expenses of the Holders) and (i) any other fees and disbursements customarily paid by the issuers of securities.

“Related Group” shall mean, with respect to any 144 measurement period, all Holders other than those (a) who have agreed to forego their full pro rata share of the Rule 144 group limit in accordance with the last sentence of Section 4.1.1(a), (b) who have opted out of 144 Coordination pursuant to Section 4.1.1(c), or (c) who have been excluded from the provisions of Section 4.1 through 4.4 pursuant to the last sentence of Section 4.5, unless, in each case, such person’s sales of Shares are required to be aggregated with sales of Shares of all Holders not described in clauses (a) through (c) for purposes of clauses (e)(1) or (2) of Rule 144.

“Rule 144” shall mean Rule 144 under the Securities Acts (or any successor Rule).

“Rule 145” shall mean Rule 145 under the Securities Act (or any successor Rule).

“Rule 415” shall mean Rule 415 under the Securities Act (or any successor Rule).

“Sale” shall mean a Transfer for value and the terms “Sell” and “Sold” shall have correlative meanings.

“SCG Investors” shall mean, as of any date, SCG Investments II, LLC and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“Securities Act” shall mean the Securities Act of 1933 and the rules promulgated thereunder, as amended from time to time.

“Shares” shall mean (a) all shares of Stock held by a Holder, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Convertible Securities and (b) all Convertible Securities held by a Holder (treating such Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein), including, in either case, any securities received in a “Recapitalization Transaction” in accordance with Section 4.3 of the Stockholders Agreement.

“Shelf Offering” has the meaning set forth in Section 3.5.

“Stock” shall mean the Common Stock and the Preferred Stock.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Strategic Investor” shall mean any (a) Person that is determined by the Majority Principal Investors to be a potential strategic investor in the Company or any of its subsidiaries and (b) any Affiliate and/or co-investor of any such Person specified in clause (a).

“Strategic Investor Transaction” shall mean a transaction approved by the Majority Principal Investors in which one or more classes of securities (including Convertible Securities and rights therefor and debt securities) issued by the Company or any of its direct or indirect subsidiaries are to be issued to one or more Strategic Investors and/or required by the Majority Principal Investors to be Sold by the Stockholders to one or more Strategic Investors; provided, however, that (A) any such transaction is consummated within twenty four (24) months after the Closing Date, and (B) the reduction in the ownership of the Company or any of its subsidiaries resulting from such transaction is on a pro rata basis among all Stockholders (other than (i) de minimis differences, (ii) if agreed by the Majority Principal Investors, securities held by the management of the Company and its Subsidiaries or any other stockholder thereof which is not a Principal Investor being reduced, if at all, on less than pro rata basis, and (iii) if such transaction is consummated on or prior to September 30, 2008, the SCG Investors not being obligated to Sell Shares resulting, after giving effect to such Strategic Investor Transaction, in the SCG Investors, in the aggregate, holding Shares valued at an initial cost of less than $250,000,000); provided, that each Principal Investor Group shall have the right to determine the type and number of Shares and/or other securities that shall be transferred by each member of its own Principal Investor Group to satisfy its pro rata portion of the securities to be Sold in such transaction. For the purposes of the Bank Investors only, a transaction shall not be deemed a “Strategic Investor Transaction” (i) if the Strategic Investor is an Affiliate of any of the Principal Investors immediately prior to such transaction, or (ii) if the consideration per share received by such Bank Investors in connection with the Sale of any Shares held by such Bank Investors is less than the consideration paid for such Shares issued at Closing that are held by such Bank Investors.

“Subject Securities” shall have the meaning set forth in Section 2.

“subsidiary” of any Person, means any corporation, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary),

owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Take Down Notice” has the meaning set forth in Section 3.5.

“THL” shall mean, as of any date, Thomas H. Lee Equity Fund VI, L.P., THL Equity Fund VI Investors (Univision), L.P., and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“THL Co-Investment Vehicles” shall mean, as of any date, THL Equity Fund VI Intermediate Investors (Univision), L.P., THL Equity Fund VI Intermediate Investors (Univision US), L.P., THL Equity Fund VI Investors (GS), LLC and their respective successor entities, and any Affiliated Fund thereof if, in each case, (i) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of THL, (ii) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (iii) such entity owns Shares. For the avoidance of doubt, neither THL Equity Fund VI Investors (Univision), L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“THL Investors” shall mean, as of any date, THL, the THL Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“Total Combined Investment” means with respect to a Person or group of Persons at any time, the number of shares of Common Stock then held by such Person or group.

“TPG” shall mean, as of any date, TPG Umbrella IV, L.P., TPG Umbrella V, L.P., TPG Umbrella International IV, L.P., TPG Umbrella International V, L.P. and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“TPG Co-Investment Vehicles” shall mean, as of any date, TPG Umbrella Co-Investment, L.P., TPG Umbrella International Co-Investment, L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (i) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of TPG, (ii) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (iii) such entity owns Shares. For the avoidance of doubt, neither TPG Umbrella International IV, L.P., TPG Umbrella International V, L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“TPG Investors” shall mean, as of any date, TPG, the TPG Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person holds any Shares.

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares (in each case, including any voting or economic interest therein) to any other

Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. For the avoidance of doubt, it shall constitute a “Transfer” subject to the restrictions on Transfer contained or referenced in Section 4 (a) if a transferee is not an individual, a trust or an estate, and the transferor or an Affiliate thereof ceases to control such transferee or (b) with respect to a holder of Shares which was formed for the purpose of holding Shares, there is a Transfer of the equity interests of such holder other than to a Permitted Transferee of such holder or of the party transferring the equity of such holder. For the avoidance of doubt, a conversion of Class A-1 Stock to Class A-2 Stock, and vice versa, and the conversion of Class L-1 Stock to Class L-2 Stock, and vice versa, shall not be deemed as a Transfer.

“Univision” shall have the meaning set forth in the Recitals.

“Vested Shares” shall mean, with respect to a Manager at any time, the Management Shares held by such Manager which are not subject to vesting requirements or other service or performance based conditions to ownership at such time.

“Warrants” shall mean any warrants to subscribe for, purchase or otherwise directly acquire Stock.

“Withdrawing Holder” shall have the meaning set forth in Section 7.3.

10. MISCELLANEOUS.

10.1 Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound and (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and Midco shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

10.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile, or (c) sent by overnight courier, in each case, addressed as follows:

If to the Company, Midco or Opco, to it:

c/o Univision Communications Inc.

1999 Avenue of the Stars, Suite 3050

Los Angeles, California 90067

Facsimile No.: (310) 556-1526

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

50 Kennedy Plaza, 11th Floor

Providence, Rhode Island 02903

Facsimile No.: (401) 278-4701

Attention: David K. Duffell, Esq.

if to a MDP Investor or to the MDP Principal Investor Group, to it:

c/o Madison Dearborn Partners

Three First National Plaza, suite 3800

Chicago, Illinois, 60602

Facsimile No.: (312) 895-1221

Attention: James N. Perry, Jr.

with a copy (which shall not constitute notice) to:

Three First National Plaza, suite 3800

Chicago, Illinois, 60602

Facsimile No.: (312) 895-1041

Attention: Mark Tresnowski, Esq.

if to a PEP Investor or to the PEP Principal Investor Group, to it:

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island 02903

Facsimile No.: (401) 751-1790

Attention: Jonathan M. Nelson

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

50 Kennedy Plaza, 11th Floor

Providence, Rhode Island 02903

Facsimile No.: (401) 278-4701

Attention: David K. Duffell, Esq.

If to a SCG Investor or to the SCG Principal Investor Group, to it:

c/o Saban Capital Group

10100 Santa Monica Boulevard

Los Angeles, California 90067

Facsimile No.: (310) 557-5100

Attention: Adam Chesnoff

with a copy (which shall not constitute notice) to:

10100 Santa Monica Boulevard

Suite 2600

Los Angeles, California 90067

Facsimile No.: (310) 557-5103

Attention: Niveen Tadros, Esq.

If to a THL Investor or to the THL Principal Investor Group, to it:

c/o Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, Massachusetts 02110

Facsimile No.: (617) 227-3514

Attention: Scott Sperling

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Facsimile No.: (617) 772-8333

Attention: David P. Kreisler, Esq.

If to a TPG Investor or to the TPG Principal Investor Group, to it:

c/o Texas Pacific Group

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Facsimile No.: (817) 871-4010

Attention: Clive D. Bode

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Facsimile No.: (212) 225-3999

Attention: Paul L. Shim, Esq.

If to any other Holder, to it at the address set forth on Exhibit A, or if not set forth thereon, in the records of the Company.

Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile on a business day, or if not delivered on a business day, on the first business day thereafter and (z) two (2) business days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

10.3 Binding Effect, Etc. Except for restrictions on the Transfer of Shares set forth in other written agreements, plans or documents, and except for other written agreements dated on or about the date of this Agreement, this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

10.4 Descriptive Heading. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

10.5 Counterparts. This Agreement maybe executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

10.6 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

10.7 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Investors hereto may be corporations, partnerships, limited liability companies or trusts, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner, member, manager or trustee of any Investor or of any partner, member, manager, trustee, Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Investor or any current or future member of any investor or any current or future director, officer, employee, partner, member, manager or trustee of any Investor or of any Affiliate or assignee thereof, as such, for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

10.8 Aggregation of Shares. All Shares held by an Investor and its Affiliates and Affiliated Funds shall be aggregated together for purposes of determining the availability of any rights or incurrence of any obligations under Sections 2, 3 and 4. Within any Principal Investor Group, the Investors may allocate the ability to exercise any rights and/or the incurrence of any obligations under this Agreement in any manner that such Principal Investor Group (by a Majority in Interest of the Shares held by such Principal Investor Group) sees fit.

10.9 Obligations of Company, Midco and Opco. Each of the Company, Midco and Opco shall be jointly and severally liable for any payment obligation of any of the Company, Midco or Opco pursuant to this Agreement.

10.10 Tacking. The Company will use commercially reasonable efforts to consult the Bank Investors prior to effecting any recapitalization of the Company for purposes of forming a holding company if the Bank Investors would receive securities of such holding company in such recapitalization and such recapitalization would adversely affect the Bank Investors’ ability to “tack” the holding period of the securities of such holding company received in connection with such recapitalization for purposes of rule 144(d)(iii) under the Securities Act; provided, that the foregoing shall not limit the Company’s, Midco’s or Opco’s ability to effect any recapitalization that is determined in good faith by the Board to be in the Company’s, Midco’s or Opco’s best interest.

11. GOVERNING LAW.

11.1 Governing, Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

11.2 Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the purpose of any action, claim, cause of action or suit in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or bated upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10.2 hereof is reasonably calculated to give actual notice.

11.3 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY ANY FORUM RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 11.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

11.4 Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	BROADCASTING MEDIA PARTNERS, INC.

	By:	*
	Name:	James C. Carlisle
	Title:	Vice President

MIDCO:	BROADCAST MEDIA PARTNERS HOLDINGS, INC.

	By:	*
	Name:	James C. Carlisle
	Title:	Vice President

ACQUISITION SUB:	UMBRELLA ACQUISITION, INC.

	By:	*
	Name:	James C. Carlisle
	Title:	Vice President

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ James C. Carlisle
	Name:	James C. Carlisle
	Title:	Vice President

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THE PRINCIPAL INVESTORS:

MDP INVESTORS

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By:	Madison Dearborn Partners IV, L.P., its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

MDCPIV INTERMEDIATE (UMBRELLA), L.P.

By:	Madison Dearborn Partners IV, L.P. its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P., its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MDCPV INTERMEDIATE (UMBRELLA), L.P.

By:	Madison Dearborn Partners V-A&C, L.P., its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

MDCP FOREIGN CO-INVESTORS (UMBRELLA), L.P.

By:	Madison Dearborn Partners V-A&C, L.P., its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

MDCP US CO-INVESTORS (UMBRELLA), L.P.

By:	Madison Dearborn Partners V-A&C, L.P., its General Partner

By:	Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	James N. Perry, Jr.
Its:	Managing Director

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*”under the heading of MDP INVESTORS:

/s/ James N. Perry, Jr.
Name:	James N. Perry, Jr.
Title:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

PEP INVESTORS

PROVIDENCE INVESTORS V (UNIVISION) L.P.

By:	Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

PROVIDENCE EQUITY PARTNERS V (UMBRELLA US) L.P.

By:	Providence Equity GP V L.P., its General Partner

By:	Providence Equity Partners V L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

PROVIDENCE INVESTORS VI (UNIVISION) L.P.

By:	Providence VI Umbrella GP L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

PROVIDENCE EQUITY PARTNERS VI (UMBRELLA US) L.P.

By:	Providence Equity GP VI L.P., its General Partner

By:	Providence Equity Partners VI L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

PROVIDENCE CO-INVESTORS (UNIVISION) L.P.

By:	Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

PROVIDENCE CO-INVESTORS (UNIVISION US) L.P.

By:	Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Mark Masiello
Its:	Managing Director

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*”under the heading of PEP INVESTORS:

/s/ Mark Masiello
Name:	Mark Masiello
Title:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

SCG INVESTMENTS II, LLC, a Delaware LLC

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Manager

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

TPG INVESTORS

TPG UMBRELLA IV, L.P.

By:	TPG Advisors IV, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

TPG UMBRELLA V, L.P.

By:	TPG Advisors V, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

TPG UMBRELLA INTERNATIONAL IV, L.P.

By:	TPG Advisors IV, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

TPG UMBRELLA INTERNATIONAL V, L.P.

By:	TPG Advisors V, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

TPG UMBRELLA CO-INVESTMENT, L.P.

By:	TPG Advisors V, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

TPG UMBRELLA INTERNATIONAL CO-INVESTMENT, L.P.

By:	TPG Advisors V, Inc., its General Partner

By:	*
Name:	Clive D. Bode
Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of TPG INVESTORS:

By:	/s/ Clive D. Bode
Clive D. Bode

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THL INVESTORS

THOMAS H. LEE EQUITY FUND VI, L.P.

By:	THL Equity Advisors VI, LLC, its General Partner

By:	Thomas H. Lee Partners, L.P., its Sole Member

By:	Thomas H. Lee Advisors, LLC, its General Partner

By:	*
Name:	Scott Sperling
Its:	Managing Director

THL EQUITY FUND VI INVESTORS (UNIVISION), L.P.

By:	THL Equity Advisors VI, LLC, its General Partner

By:	Thomas H. Lee Partners, L.P., its Sole Member

By:	Thomas H. Lee Advisors, LLC, its General Partner

By:	*
Name:	Scott Sperling
Its:	Managing Director

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION), L.P.

By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner

By:	*
Name:	Scott Sperling
Its:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION US), L.P.

By:	THL Equity Advisors VI, LLC, its General Partner

By:	Thomas H. Lee Partners, L.P., its Sole Member

By:	Thomas H. Lee Advisors, LLC, its General Partner

By:	*
Name:	Scott Sperling
Its:	Managing Director

THL EQUITY FUND VI INVESTORS (GS), LLC

By:	THL Equity Advisors VI, LLC, its Manager

By:	*
Name:	Scott Sperling
Its:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of THL INVESTORS:

By:	/s/ Scott Sperling
Name:	Scott Sperling
Its:	Managing Director

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THE BANK INVESTORS:

BACI INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	Banc of America Capital Management V, L.P.
Its:	General Partner

By:	/s/ Edward A. Balloch
Name:	Edward A. Balloch
Title:	Chief Financial Officer

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

CREDIT SUISSE INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	GSS Holdings (Univision – CS), Inc.
Its:	General Partner

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

DB INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	DB (Univision), LLC
Its:	General Partner

By:	GSS Holdings (Univision), Inc.
Its:	Sole Member

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

LB INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	LB (Univision), LLC
Its:	General Partner

By:	/s/ Alex Kirk
Name:	Alex Kirk
Title:	Member

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

RBS INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	RBS (Univision), LLC
Its:	General Partner

By:	GSS Holdings (Univision – RBS), Inc.
Its:	Sole Member

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

WCP UNIVISION, L.P.

By:	/s/ Walter Simmons
Name:	Walter Simmons
Title:	Partner

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

ANDREW W. HOBSON

/s/ Andrew W. Hobson

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

RAY RODRIGUEZ

/s/ Ray Rodriguez

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

JOSEPH UVA

/s/ Joseph Uva

SIGNATURE PAGE TO PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

Exhibit A

Stockholder	Address	With Copies to:

BACI Investors Intermediate (Univision), L.P.

c/o Banc of America Capital Investors V, L.P.

Bank of America Corporate Center

100 North Tryon Street, 25th Floor

Charlotte, NC 28255

Attn: Craig Elston & Robert Sheridan

Fax: (704) 386-6432

Phone: (704) 386-1324

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Facsimile No. (312) 861-2200 Attention: Margaret A. Gibson, P.C.

Credit Suisse Investors Intermediate (Univision), L.P.	c/o Credit Suisse Strategic Partners 11 Madison Avenue New York, New York 10010 Attn: Peter Song Fax: (646) 935-7048 Phone: (212) 538-5295	Credit Suisse Strategic Partners 305 Park Avenue South New York, New York 10010 Attn: Stephen Ramsthaler Fax: (646) 935-7704

DB Investors Intermediate (Univision), L.P.	c/o DB Investment Partners, Inc. attn: Michael Thomas Iben 60 Wall St. New York, NY 10005 Phone: (212) 295-2742 Fax: (212) 797-4876	Jennifer Leyton Deutsche Bank 60 Wall Street, NY, NY 10005 Phone: 212-250-4575 E-mail: Jennifer.leyton@db.com Fax: 212-797-4876

LB Investors Intermediate (Univision), L.P.	c/o Lehman Brothers 1301 Avenue of the Americas New York, New York 10019 Attn: Ashvin Rao Email: ashvin.rao@lehman.com Fax: (646) 834-4769 Phone: (212) 526-5902	Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Facsimile No. (312) 861-2200 Attention: Margaret A. Gibson, P.C.

RBS Investors Intermediate (Univision), L.P.

c/o Royal Bank of Scotland, acting through its Equity

Finance Division

Global Banking & Markets

4th Floor, 135 Bishopsgate, London

EC2M 3UR, United Kingdom

Attention: Gavin Petken

Fax: 44(0)20.7085.2258

Phone: 44(0)20.7085.2248

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Facsimile No. (312) 861-2200 Attention: Margaret A. Gibson, P.C.

Stockholder	Address	With Copies to:
WCP Investors Intermediate (Univision), L.P.	Wachovia Capital Partners 2006, LLC Attention: Walker Simmons 301 South College Street, 12th Floor Charlotte, NC 28288-0732 Fax: (704) 383-6538 Phone: (704) 383-4991	Wachovia Capital Partners 2006, LLC Attention: Michele Bailey 301 South College Street, 12th Floor Charlotte, NC 28288-0732 Fax: (704) 715-6817 Phone: (704) 715-1543

Andrew H. Hobson	c/o Univision Communications Inc. 10100 Santa Monica Boulevard Suite 2600 Los Angeles, California 90067

Ray Rodriguez	c/o Univision Communications Inc. 10100 Santa Monica Boulevard Suite 2600 Los Angeles, California 90067

Joseph Uva	c/o Univision Communications Inc. 10100 Santa Monica Boulevard Suite 2600 Los Angeles, California 90067